UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2020

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-217578	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 8.01 Other Events.

Renewal of the Advisory Agreement

On July 28, 2020, the board of directors (the “Board”) of Company, including all independent directors of the Company, after review of Procaccianti Hotel Advisors, LLC’s (the “Advisor”) performance during the last year, authorized the Company to execute a mutual consent to renew the Amended and Restated Advisory Agreement, by and among the Company, the Operating Partnership and the Advisor, dated August 2, 2018, as amended. The renewal will be for a one-year term and will be effective on August 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: July 29, 2020	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer